Exhibit 10.6

EXECUTION VERSION

CONTRIBUTION AGREEMENT

By and Among

SUSSER PETROLEUM PARTNERS LP

SUSSER PETROLEUM PARTNERS GP LLC

SUSSER HOLDINGS CORPORATION

SUSSER HOLDINGS, L.L.C.

STRIPES LLC

and

SUSSER PETROLEUM COMPANY LLC

Dated as of September 25, 2012

CONTRIBUTION AGREEMENT

This Contribution Agreement, dated as of September 25, 2012 (this “Agreement”), is by and among Susser Petroleum Partners LP, a Delaware limited partnership (the “Partnership”), Susser Petroleum Partners GP LLC, a Delaware limited liability company (the “General Partner”), Susser Holdings Corporation, a Delaware corporation (“SHC”), Susser Holdings, L.L.C., a Delaware limited liability company (“Holdings”), Stripes LLC, a Texas limited liability company (“Stripes”) and Susser Petroleum Company LLC, a Texas limited liability company (“SPC”).  The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”  Capitalized terms used herein shall have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, the General Partner and SHC have formed the Partnership under the terms of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in connection with the Offering, and in order to accomplish the objectives and purposes in the preceding recital each of the following actions has been taken prior to the date hereof:

1.                                      SHC formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 in exchange for all of the member interests in the General Partner.

2.                                      The General Partner and SHC formed the Partnership under the terms of the Delaware LP Act and contributed $0 and $1,000, respectively, in exchange for a 0% non-economic general partner interest and a 100% limited partner interest, respectively, in the Partnership.

3.                                      SPC formed Susser Petroleum Operating Company LLC (“Susser Operating”) under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in Susser Operating.

4.                                      Susser Operating formed Susser Petroleum Property Company LLC (“Susser Propco”) under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in Susser Propco.

5.                                      T&C Wholesale, Inc. filed a certificate of conversion under the terms of the Texas Business Organizations Code (“TBOC”) to convert to a limited liability company named T&C Wholesale, LLC (“T&C Wholesale”).

6.                                      SHC, Susser Operating, Stripes and SPC entered into the SHC Distribution Contract.

7.                                      Susser Operating and SPC entered into the SHC Transportation Contract.

8.                                      Holdings distributed $118,000,000.00 to Stripes Holdings LLC, a wholly owned subsidiary of SHC (“Stripes Holdings”), in compliance with the Restricted Payments Covenant.  Stripes Holdings then distributed such amounts to SHC.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following transactions shall occur in the following order:

1.                                      SPC shall convey and contribute to Susser Operating all of SPC’s right, title and interest in and to all of the membership interests in T&C Wholesale (the “T&C Wholesale Interests”).

2.                                      The Issuer Group shall sell, convey, assign, transfer, contribute and deliver to Susser Operating:

a.                                      all of SPC’s right, title, duties, obligations and interests as tenant under the certain leases and subleases, and other agreements ancillary thereto, together with all modifications, addenda and amendments thereto (the “Tenant Leases”), more particularly described on Exhibit A attached to that certain Assignment and Assumption of Lease Agreements (SPC as Tenant), dated as of September 25, 2012 (the “Tenant Lease Assignment”);

b.                                      all of SPC’s right, title, duties, obligations and interests as landlord under the certain leases and subleases, and other agreements ancillary thereto, together with all modifications, addenda and amendments thereto (the “Landlord Leases”), more particularly described on Exhibit A attached to that certain Assignment and Assumption of Lease Agreements (SPC as Landlord), dated as of September 25, 2012 (the “Landlord Lease Assignment”);

c.                                       all of SPC’s right, title, duties, obligations and interests under certain vendor agreements, related to, among other things, certain merchandise purchasing and promotional programs arranged with dealers and vendors, and other agreements ancillary thereto (the “Vendor Agreements”), more particularly described on Exhibit A attached to that certain Assignment and Assumption of Vendor Agreements, dated as of September 25, 2012 (the “Vendor Agreement Assignment”);

d.                                      all of SPC’s right, title, duties, obligations and interests under certain marketer, distributor and supply agreements, pursuant to which, among other things, SPC purchases motor fuel from oil companies and refiners, and other agreements ancillary thereto (the “Fuel Supplier Agreements”), more particularly described on Exhibit A attached to that certain Assignment and Assumption of Fuel Supplier Agreements, dated as of September 25, 2012 (the “Fuel Supplier Agreement Assignment”);

e.                                       all of SPC’s right, title, duties, obligations and interests under certain fuel supply and bid and subjobber agreements, pursuant to which, among other things, SPC distributes motor fuel to convenience stores and other retail fuel outlets, and other agreements ancillary thereto (the “Dealer Supply Agreements”), more particularly described on Exhibit A attached to that certain Assignment and Assumption of Dealer Supply Agreements, dated as of September 25, 2012 (the “Dealer Supply Agreement Assignment”);

f.                                        all of SHC’s or its subsidiaries’ right, title and interests in certain real property owned in fee and located in Texas, together with all benefits, privileges, easements, tenements, hereditaments thereon or appertaining thereto, and any and all right, title and interest in and to adjacent roads and rights-of-way (the “Conveyed Real Property”), more particularly described on Schedule A attached hereto, pursuant to certain Special Warranty Deeds, dated as of September 25, 2012 (the “Special Warranty Deeds”); and

g.                                       all of SHC’s or its subsidiaries’ right, title and interests in and to certain personal property (the “Conveyed Personal Property”), more particularly described on Exhibit A attached to that certain Bills of Sale, dated as of September 25, 2012 (the “Bills of Sale”).

The Tenant Leases, Landlord Leases, Vendor Agreements, Fuel Supplier Agreements, Dealer Supply Agreements, Conveyed Real Property, Conveyed Personal Property, SHC Distribution Contract and SHC Transportation Contract are collectively referred to herein as the “Contributed Assets.”  The Tenant Lease Assignment, Landlord Lease Assignment, Vendor Agreement Assignment, Fuel Supplier Agreement Assignment, Dealer Supply Agreement Assignment, Special Warranty Deeds and Bills of Sale, and other agreements ancillary thereto, are collectively referred to herein as the “Assignment Documents.”

3.                                      SHC and the Partnership shall enter into the Omnibus Agreement (the “Omnibus Agreement”), pursuant to which, among other things, SHC will provide the Partnership with certain rights regarding future business opportunities, SHC will provide certain operational services to the Partnership and SHC and the Partnership will agree to certain indemnification obligations.

4.                                      SPC shall convey and contribute to the Partnership all of SPC’s right, title and interest in and to all of the membership interests in Susser Operating (the “Susser Operating Interests”), in exchange for the conveyance and distribution by the Partnership to SHC or its subsidiaries of:

a.                                      14,436 Common Units representing a 0.07% limited partner interest in the Partnership, all of which will be conveyed by the Partnership to Stripes;

b.                                      10,939,436 Subordinated Units representing a 50.0% limited partner interest in the Partnership, of which 5,469,718 Subordinated Units will be conveyed by the Partnership to Stripes No. 1009 LLC, a Texas limited liability company (“Stripes No. 1009”) and 5,469,718 Subordinated Units will be conveyed by the Partnership to Stripes;

c.                                       the Incentive Distribution Rights, all of which will be conveyed by the Partnership to SHC;

d.                                      a cash distribution in the amount of $336,530,270.00, as described in paragraph 11 below (all of which shall be conveyed by SHC to the Issuer Group); and

e.                                       the right for SHC to either (i) receive up to an additional 1,425,000 Common Units, (ii) receive a cash distribution of the proceeds of the Over-Allotment Option Debt if the Underwriters exercise the Over-Allotment Option, or (iii) a combination of both (i) and (ii).

5.                                      The Partnership shall redeem the 100% initial limited partner interest in the Partnership held by SHC and refund and distribute to SHC the initial capital contribution made by it to the Partnership along with 100% of any interest or other profit that resulted from the investment or other use of such initial capital contribution.

6.                                      On September 21, 2012, the Underwriters exercised the Over-Allotment Option in full, and the Partnership will (i) deliver an additional 1,425,000 Common Units to the Underwriters on the date hereof, (ii) use the proceeds from the Over-Allotment Option to purchase U.S. Treasury or other similar securities (“Treasuries”), (iii) use the Treasuries as collateral to borrow an equal amount of debt guaranteed by SHC (the “Over-Allotment Option Debt”), (iv) distribute the proceeds of the Over-Allotment Option Debt to SHC.

7.                                      At the Effective Time, the public, through the Underwriters, shall contribute to the Partnership $223,962,500.00 ($210,647,129.33 net of the Underwriters’ discount) in exchange for 10,925,000 Common Units representing a 49.9% limited partner interest in the Partnership in connection with the Offering.

8.                                      The Partnership shall use a portion of the proceeds from the Offering to make a distribution of $25,364,303.00 to SHC to reimburse SHC for certain capital expenditures incurred with respect to the Contributed Assets.

9.                                      The Partnership will (i) use the remainder of the proceeds from the Offering of $180,665,967.00 to purchase Treasuries, (ii) pledge the Treasuries as collateral for a new loan that is fully guaranteed by SHC (the “Recourse Loan”), and (iii) distribute the proceeds from the Recourse Loan to SHC.

10.                               SHC will borrow $12,500,000.00 under the Term Loan and Pledge Agreement, dated September 25, 2012, by and among SHC, as Borrower and Bank of America, N.A, as Lender (the “SHC Term Loan”) to satisfy the remaining cash consideration requirements under the Asset Sales Covenant.

11.                               SHC will use the proceeds from the distributions made by the Partnership to SHC described in paragraphs 8 and 9, together with approximately $118,000,000.00 in cash on-hand (previously distributed to Stripes Holdings in compliance with the Restricted Payments Covenant under the Holdings Indenture, and subsequently distributed to SHC) and the $12,500,000.00 proceeds of the loan described in paragraph 10 to make a total payment of $336,530,270.00 to the Issuer Group to satisfy the cash consideration component of the Asset Sales Covenant under the Holdings Indenture.

12.                               Susser Propco will file an election on Form 8832 to be treated as a corporation for U.S. federal income tax purposes that will be effective as of the date of the closing of the Offering.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“Agreement” has the meaning assigned to such term in the preamble.

“Asset Sales Covenant” means the covenant set forth in Section 4.10 of the Holdings Indenture.

“Assignment Documents” has the meaning assigned to such term in the recitals.

“Bills of Sale” has the meaning assigned to such term in the recitals.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Units” means the common units representing limited partner interests in the Partnership.

“Contributed Assets” has the meaning assigned to such term in the recitals.

“Conveyed Personal Property” has the meaning assigned to such term in the recitals.

“Conveyed Real Property” has the meaning assigned to such term in the recitals.

“Dealer Supply Agreement Assignment” has the meaning assigned to such term in the recitals.

“Dealer Supply Agreements” has the meaning assigned to such term in the recitals.

“Delaware LLC Act” has the meaning assigned to such term in the recitals.

“Delaware LP Act” has the meaning assigned to such term in the recitals.

“Effective Time” means immediately prior to the closing of the Offering.

“Fuel Supplier Agreement Assignment” has the meaning assigned to such term in the recitals.

“Fuel Supplier Agreements” has the meaning assigned to such term in the recitals.

“General Partner” has the meaning assigned to such term in the preamble.

“Holdings” has the meaning assigned to such term in the preamble.

“Holdings Indenture” means that certain Indenture dated as of May 7, 2010, by and among Holdings, Susser Finance Corporation, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee, relating to the issuance of the 8.50% Senior Notes due 2016 of Holdings.

“Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.

“Issuer Group” means Holdings and its Restricted Subsidiaries (as such term is defined in the Holdings Indenture).

“Landlord Lease Assignment” has the meaning assigned to such term in the recitals.

“Landlord Leases” has the meaning assigned to such term in the recitals.

“Offering” means the initial offering and sale of Common Units to the public, as described in the Registration Statement, including any offer and sale of Common Units pursuant to the exercise of the Over-Allotment Option.

“Omnibus Agreement” has the meaning assigned to such term in the recitals.

“Over-Allotment Option Debt” has the meaning assigned to such term in the recitals.

“Over-Allotment Option” has the meaning assigned to such term in the Partnership Agreement.

“Partnership” has the meaning assigned to such term in the preamble.

“Party or Parties” has the meaning assigned to such term in the preamble

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of September 25, 2012.

“Recourse Loan” has the meaning assigned to such term in the recitals.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333- 182276), as amended and effective pursuant to the Securities Act at the Effective Time.

“Restricted Payments Covenant” means the covenant set forth in Section 4.07 of the Holdings Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“SHC” has the meaning assigned to such term in the preamble.

“SHC Distribution Contract” means that certain fuel supply agreement by and among SHC, Susser Operating, Stripes and SPC, dated as of September 25, 2012.

“SHC Term Loan” has the meaning assigned to such term in the recitals.

“SHC Transportation Contract” means that certain transportation services agreement by and among Susser Operating and SPC, dated as of September 25, 2012.

“SPC” has the meaning assigned to such term in the preamble.

“Special Warranty Deeds” has the meaning assigned to such term in the recitals.

“Stripes” has the meaning assigned to such term in the preamble.

“Stripes Holdings” has the meaning assigned to such term in the recitals.

“Stripes No. 1009” has the meaning assigned to such term in the recitals.

“Subordinated Units” has the meaning assigned to such term in the Partnership Agreement.

“Susser Operating” has the meaning assigned to such term in the recitals.

“Susser Operating Interests” has the meaning assigned to such term in the recitals.

“Susser Propco” has the meaning assigned to such term in the recitals.

“T&C Wholesale” has the meaning assigned to such term in the recitals.

“T&C Wholesale Interests” has the meaning assigned to such term in the recitals.

“TBOC” has the meaning assigned to such term in the recitals.

“Tenant Lease Assignment” has the meaning assigned to such term in the recitals.

“Tenant Leases” has the meaning assigned to such term in the recitals.

“Treasuries” has the meaning assigned to such term in the recitals.

“Underwriters” means those underwriters listed in the Underwriting Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement between SHC, the Partnership, the General Partner and the Underwriters, dated as of September 19, 2012.

“Vendor Agreement Assignment” has the meaning assigned to such term in the recitals.

“Vendor Agreements” has the meaning assigned to such term in the recitals.

ARTICLE II
CONTRIBUTION, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

Section 2.1                                   Election to Treat Susser Propco as a Corporation.  The Parties acknowledge that Susser Propco will file a valid election on Internal Revenue Service Form 8832 for Susser Propco to be treated for U.S. federal income tax purposes as a corporation, effective as of the date of the closing of the Offering.

Section 2.2                                   Conveyance of Contributed Assets to Susser Operating. The Parties acknowledge the sale, conveyance, assignment, transfer, contribution and delivery by SHC and its subsidiaries to Susser Operating of certain of the Contributed Assets pursuant to the Assignment Documents.

Section 2.3                                   Contribution of T&C Wholesale Interests to Susser Operating.  SPC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Susser Operating, its successors and assigns, for its and their own use forever, all right, title and interest in and to the T&C Wholesale Interests.

Section 2.4                                   Entry Into Omnibus Agreement. The Parties acknowledge the entry into the Omnibus Agreement by SHC and the MLP.

Section 2.5                                   Contribution of Susser Operating Interests to the Partnership.  SHC and the Issuer Group have entered into the Omnibus Agreement and hereby grant, contribute, bargain, convey, assign, transfer, set over and deliver to the Partnership, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Susser Operating Interests as a contribution of capital to the Partnership in exchange for:

(a)         14,436 Common Units representing a 0.07% limited partner interest in the Partnership, all of which will be conveyed by the Partnership to Stripes;

(b)         10,939,436 Subordinated Units representing a 50.0% limited partner interest in the Partnership, of which 5,469,718 Subordinated Units will be conveyed by the Partnership to Stripes No. 1009 and 5,469,718 Subordinated Units will be conveyed by the Partnership to Stripes;

(c)          Incentive Distribution Rights, all of which will be conveyed by the Partnership to SHC;

(d)   a right to receive a distribution of $25,364,303.00 from the Partnership in whole or in part reimbursing SHC and the Issuer Group for pre-formation capital expenditures with respect to the Contributed Assets and to partially satisfy the Asset Sales Covenant; and

(e)   a right to receive a distribution of $180,665,967.00 from the proceeds of the Recourse Loan.

The Partnership hereby accepts the Susser Operating Interests as a contribution to the capital of the Partnership.

Section 2.6            Purchase of Treasuries by the Partnership and Incurrence of Recourse Loan.  The Parties acknowledge (i) the purchase by the Partnership of $180,665,967.00 of Treasuries and (ii) the pledge of the Treasuries as collateral for the Recourse Loan.

Section 2.7            Underwriters’ Cash Contribution.  The Parties acknowledge that the Underwriters have, pursuant to the Underwriting Agreement, made a capital contribution to the Partnership of $223,962,500.00 in cash ($210,647,129.33 net to the Partnership after the Underwriters’ discount of $13,315,371.00) in exchange for the issuance by the Partnership to the Underwriters of 10,925,000 Common Units, which includes 1,425,000 Common Units issued pursuant to the Underwriters full exercise of the Over-Allotment Option (collectively representing a 49.9% limited partner interest in the Partnership).

Section 2.8            Payment of Transaction Expenses and Distribution by the Partnership to SHC.  SHC acknowledges the payment and distribution by the Partnership, in connection with the transactions contemplated hereby, of:

(a)   estimated transaction expenses paid to SHC in the amount of approximately $3,776,999.95 (exclusive of the Underwriters’ discount and any structuring fee);

(b)   $25,364,303.00 of the net proceeds of the Offering to SHC as a reimbursement for certain pre-formation capital expenditures; and

(c)   a distribution of $180,665,967.00 to SHC from the proceeds of the Recourse Loan.

Section 2.9            Additional Borrowings to Satisfy the Asset Sales Covenant. The Parties acknowledge the borrowing by SHC of $12,500,000.00 pursuant to the SHC Term Loan.

Section 2.10         Payment by SHC to the Issuer Group.  The Issuer Group acknowledges the payment received from SHC, in connection with the transactions contemplated hereby, of $336,530,270.00, which included payments made by the Partnership to SHC described in Sections 2.8(b) and 2.8(c) and the additional borrowings by SHC described in Section 2.9, together with $118,000,000.00 in cash on hand (previously distributed to Stripes Holdings in compliance with the Restricted Payments Covenant under the Holdings Indenture, and subsequently distributed to SHC), to satisfy the cash consideration component of the Asset Sales Covenant.

Section 2.11         Redemption of the Initial Partner Interests in the Partnership and the Return of Initial Capital Contributions.  The Partnership hereby redeems the 100% initial limited partner interest in the Partnership held by SHC and hereby refunds and distributes to SHC the initial capital contribution made by it to the Partnership along with 100% of any interest or other profit that resulted from the investment or other use of such initial capital contribution.

ARTICLE III
FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE IV
EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II of this Agreement shall be effective and operative in accordance with Article V, without further action by any Party hereto.

ARTICLE V
MISCELLANEOUS

Section 5.1            Order of Completion of Transactions.         The transactions provided for in Article II shall be completed immediately following the Effective Time in the order set forth therein.

Section 5.2            Headings; References; Interpretation.         All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 5.3            Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 5.4            No Third Party Rights.     The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 5.5            Counterparts.      This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

Section 5.6            Choice of Law.    This Agreement shall be subject to and governed by the laws of the State of Texas. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Houston, Texas.

Section 5.7            Severability.        If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.8            Amendment or Modification.         This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 5.9            Integration.          This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 5.10         Deed; Bill of Sale; Assignment.      To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

SUSSER PETROLEUM PARTNERS LP

By:	SUSSER PETROLEUM PARTNERS GP LLC,
its general partner

By:	/s/ E.V. Bonner, Jr.
	Name:	E.V. Bonner, Jr.
	Title:	Executive Vice President, General
Counsel and Secretary

SUSSER PETROLEUM PARTNERS GP LLC

By:	/s/ E.V. Bonner, Jr.
	Name:	E.V. Bonner, Jr.
	Title:	Executive Vice President, General
Counsel and Secretary

SUSSER HOLDINGS CORPORATION

By:	/s/ E.V. Bonner, Jr.
	Name:	E.V. Bonner, Jr.
	Title:	Executive Vice President, General
Counsel and Secretary

SUSSER HOLDINGS, L.L.C.

By:	/s/ E.V. Bonner, Jr.
	Name:	E.V. Bonner, Jr.
	Title:	Executive Vice President, General
Counsel and Secretary

STRIPES LLC

By:	/s/ E.V. Bonner, Jr.
	Name:	E.V. Bonner, Jr.
	Title:	Executive Vice President, General
Counsel and Secretary

SUSSER PETROLEUM COMPANY LLC

By:	/s/ E.V. Bonner, Jr.
	Name:	E.V. Bonner, Jr.
	Title:	Executive Vice President and Secretary

Signature Page to Contribution Agreement

Schedule A

Conveyed Real Property

Location	Street Address	City	Fee Title Owner
4127-TIMEWISE #2101	1600 W Church St	Livingston	Susser Petroleum Company LLC
4008-IB #4008-FM 1960, HOU	6951 W FM 1960	Houston	Susser Petroleum Company LLC
4009-CLOVERLEAF CHEVRON SVC.	14427 Market St	Houston	Susser Petroleum Company LLC
4023-IB #4023-MAXEY	12325 East Freeway	Houston	Susser Petroleum Company LLC
4030-HP #10-STUDEMONT	1003 Studemont	Houston	Corpus Christi Reimco, LLC
4100-CHAMDAL FOOD MART	12720 Hempstead Hwy	Houston	Susser Petroleum Company LLC
4114-HP #114	7330 S. Lake Houston Parkway	Houston	Susser Petroleum Company LLC
4120-HP #22-HIRSCH	10714 Hirsch	Houston	Susser Petroleum Company LLC
4130-HP #30-MANVEL	20135 Morris	Manvel	Corpus Christi Reimco, LLC
4131-HP #29-NAVIGATION	4624 Navigation	Houston	Susser Petroleum Company LLC
4132-PEARLAND CHEVRON	2121 N Main	Pearland	Susser Petroleum Company LLC
4151-HP #33-DAIRY ASHFORD	12790 S Dairy Ashford	Houston	Susser Petroleum Company LLC
4157-HP #32-ALIEF CLODINE	13575 Alief Clodine	Houston	Corpus Christi Reimco, LLC
4163-MISSOURI CITY CHEVRON	6181 Hwy 6	Missouri City	Corpus Christi Reimco, LLC
4164-HP #40-LITTLE YORK	3405 W Little York	Houston	Susser Petroleum Company LLC
4166-IB #4166-PEASE, HOUSTON	2350 Pease	Houston	Susser Petroleum Company LLC
4168-IB #4168-BROADWAY, PEAR	1602 E Broadway	Pearland	Susser Petroleum Company LLC
4175-HP #45-ANGLETON	2301 Hwy 35 W	Angleton	Susser Petroleum Company LLC
4193-IB #4193-CALVACADE	812 West Cavalcade	Houston	Susser Petroleum Company LLC
4197-HP #49-FM 1093	20710 FM 1093	Richmond	Corpus Christi Reimco, LLC
4198-IB #4198-HADLEY	2222 Louisiana	Houston	Susser Petroleum Company LLC
4199-CLEVELAND CHEVRON	600 W. Southline	Cleveland	Corpus Christi Reimco, LLC
4203-IB #4203-WOODFOREST, HOU	12555 Woodforest	Houston	Susser Petroleum Company LLC
4228-HP #228	14555 Eastex Freeway	Houston	Susser Petroleum Company LLC
4332-HP#332 REED RD	2665 Reed Rd	Houston	Corpus Christi Reimco, LLC
4440-IB #4440-HWY 3, WEBSTER and 4485-SHA & SON’S	14810 Galveston Rd	Webster	Susser Petroleum Company LLC

4443-IB #4443-WINDFERN and 4815-NAILEEN ENTERPRISES	7702 Windfern	Houston	Susser Petroleum Company LLC
4450-CITGO FOOD MART	2528 North Fwy	Houston	Corpus Christi Reimco, LLC
4467-IB #4467-LOCKWOOD, HOU	5445 I-10 East Freeway	Houston	Corpus Christi Reimco, LLC
4468-IRVINGTON FOOD MART	6121 Irvington	Houston	Corpus Christi Reimco, LLC
4482-IceBox #4482	26026 Southwest Freeway	Rosenberg	Susser Petroleum Company LLC
4849-BEST FOOD #2	5403 Evers Rd.	San Antonio	Susser Petroleum Company LLC
4924- IB #4924 BEAUMONT	5112 MLK PKWY	Beaumont	Susser Petroleum Company LLC
7333-MANVEL FOOD MART	7206 S. Broadway	Pearland	Stripes LLC
7335-HP #335	22525 State Highway 6	Alvin	Stripes LLC
7336-HP #7336	2112 E Broadway	Pearland	Stripes LLC
7340-IB #7340-SEAWALL, GALV	4502 Seawall	Galveston	Susser Petroleum Company LLC
7341-WESLEYAN CHEV FOOD	4002 Southwest Freeway	Houston	Susser Petroleum Company LLC
5801-QUICK MART	101 Santa Rosa Avenue	Edcouch	Susser Petroleum Company LLC
5813-RVG GROCERY	801 South Cage	Pharr	Susser Petroleum Company LLC
5955-TIMES MARKET #107	4701 Greenwood	Corpus Christi	Susser Petroleum Company LLC